SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2003

WILSON GREATBATCH TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10,000 Wehrle Drive, Clarence, New York	14031
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(716) 759-6901

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

This Current Report on Form 8-K, with attached exhibit 23.1, is being filed to correct a typographical error contained in exhibit 23.1 (Consent of Deloitte & Touche LLP) to the Company's Registration Statement on Form S-3 (No. 333-107667) filed with the Commission on November 18, 2003. Attached exhibit 23.1 supercedes and replaces in its entirety exhibit 23.1 filed with the registration statement. By the filing of this report, the Company is causing the attached exhibit 23.1 to be incorporated by reference into the registration statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON GREATBATCH TECHNOLOGIES, INC.

Dated: November 26, 2003	By:	/s/ Lawrence P. Reinhold
Name: Lawrence P. Reinhold
Executive Vice President and Chief Financial Officer

EXHIBIT
NUMBER                 DESCRIPTION

23.1                         Consent of Deloitte & Touche LLP

Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-107667 of Wilson Greatbatch Technologies, Inc. on Form S-3/A of our report dated January 24, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to an accounting change in 2002), appearing in the Annual Report on Form 10-K of Wilson Greatbatch Technologies, Inc. for the year ended January 3, 2003, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

Buffalo, New York
November 17, 2003